SOLIGENIX

OTC BB: SNGX

Forward-Looking Statements

This presentation contains forward-looking statements, which are generally statements that are not historical facts. Forward-looking statements can be identified by the words "expects," "anticipates," "believes," "intends," "estimates," "plans," "will," “outlook” and similar expressions. Forward-looking statements are based on management’s current plans, estimates, assumptions and projections, and speak only as of the date they are made. We undertake no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond our control. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, many of which are discussed in more detail in our Annual Report on Form 10-K and our other reports filed with the Securities and Exchange Commission. The forward-looking statements in this presentation speak only as of the date of the presentation and Soligenix, Inc. assumes no obligation to update or revise any forward-looking statements as a result of new information or future events.

Soligenix

Soligenix, Inc. is a development stage, publically-traded, biopharmaceutical company developing products to treat life-threatening side effects of cancer treatments and serious gastrointestinal diseases, as well as vaccine technology in the areas of biodefense and infectious disease

Value Proposition

Corporate

- Diversified portfolio: BioTherapeutics and Vaccines/BioDefense
- Multiple programs in rare disease and areas of unmet medical need
- Significant NIH/FDA grant support for most programs
- Experienced management and board of directors
- End of first quarter 2012 cash approximately $6 million
- Clean capital structure with no debt or preferred stock outstanding
- Largest shareholder – commercial partner Sigma-Tau Pharmaceuticals with approximately 26% ownership

BioTherapeutics

- Oral BDP application for inflammatory gastrointestinal (GI) indications – acute radiation enteritis and pediatric Crohn's Disease; markets in excess of $500 million worldwide
- 35% and 40% royalty generating partnership with Sigma-Tau on orBec®/oral BDP for North America and Europe, respectively

Vaccines/ BioDefense

- ThermoVax™ - vaccine heat stabilization technology capable of eliminating cold chain distribution and storage concerns
- Grant funded and revenue generating – $9.4 million NIH grant award
- 3 novel BioDefense development candidates
  - RiVax™ – a world leader in ricin toxin vaccine research
  - VeloThrax™ – novel hyperimmunogenic anthrax vaccine from Harvard
  - OrbeShield™ (oral BDP) – compelling pre-clinical results in GI acute radiation syndrome (ARS)

Pipeline

BioTherapeutics

	Preclinical	Phase 1	Phase 2	Phase 3
SGX201 Radiation Enteritis	*FAST TRACK DESIGNATION*			
SGX203 Pediatric Crohn's Disease	*ORPHAN DESIGNATION*			
orBec® Prevention of Acute GVHD	*ORPHAN DESIGNATION*			
orBec® Treatment of Chronic GI GVHD	*ORPHAN DESIGNATION*			
LPM™ Leuprolide Prostate Cancer/Endometriosis				

Vaccines/BioDefense

	Proof of Concept	Animal	Phase 1	Phase 2/3
ThermoVax ™ Heat Stabilization Technology for Vaccines				
RiVax™ - Vaccine **Ricin toxin Pre-exposure**	*ORPHAN DESIGNATION - FDA ANIMAL RULE*			
VeloThrax™ - Vaccine **Anthrax toxin Pre and Post-Exposure**	*FDA ANIMAL RULE*			
OrbeShield™ - Therapeutic GI Acute Radiation Syndrome (GI ARS)	*FDA ANIMAL RULE*			

Programs highlighted in green are supported in whole or in part by NIH/FDA funding.

Senior Management Team

Christopher J. Schaber, PhD President & CEO	• 23 years of experience • Discovery Laboratories, Inc. (COO) • Acute Therapeutics, Inc. (Co-Founder) • Ohmeda PPD, Inc. • The Liposome Company, Inc. • Wyeth Ayerst
Robert Brey, PhD Chief Scientific Officer	• 29 years of experience • Lederle-Praxis, division of American Cyanamid • Vaxcel, Inc. • Merck
Kevin Horgan, MD Chief Medical Officer	• 16 years of experience • GE Healthcare • Centocor • Merck
Joseph Warusz, CPA, MBA Acting Chief Financial Officer	• 29 years of experience • Amicus Therapeutics • Bristol-Myers Squibb • Peat Marwick

Independent Board Directors

Keith Brownlie, CPA

- 35 years of experience
- Ernst & Young

Gregg Lapointe, CPA, MBA

- 20 years of experience
- Sigma-Tau Pharmaceuticals, Inc.
- AstenJohnson, Inc
- Price Waterhouse Coopers

Robert Rubin, MD

- 36 years of experience
- The Lewin Group
- Georgetown University School of Medicine
- DHHS – Assistant Surgeon General (retired)

Jerome Zeldis, MD, PhD

- 33 years of experience
- Celgene Corporation
- Sandoz
- Janssen Research Institute

BioTherapeutics



Targeted Approach to Treating GI Inflammation



Oral Beclomethasone Dipropionate

- Oral Beclomethasone Dipropionate (BDP) – Potent, topically active, anti-inflammatory steroid
  - Designed to treat inflammation within lining of GI tract
- Strategy is to decrease need for prolonged use of high dose systemic prednisone
  - Superior safety profile compared to high dose prednisone
- No major side effects seen in previous clinical trials
- BDP use previously approved by FDA:
  - Becloforte® – inhalant marketed by Glaxo and used to treat asthma
  - Beconase® – nasal spray marketed by Glaxo for rhinitis
  - Propaderm® – topical cream for psoriasis
- Sigma-Tau commercial partner for orBec®/oral BDP
  - North America and Europe
  - 35% royalty on North American net sales (40% in EU) back to Soligenix
  - Soligenix to lead all R&D and regulatory

SGX201 - Acute Radiation Enteritis

Opportunity	• Block inflammatory component of acute radiation enteritis in GI tract in rectal cancer patients receiving radiation therapy • Acute radiation enteritis affects over 100,000 rectal cancer patients world wide annually • No approved therapies; area of unmet medical need • FDA Fast Track status granted
SGX201 Profile	• Proprietary time-release formulation of oral beclomethasone (BDP) • Phase 1/2 open label, dose-ranging (3, 6, 9, 12 mg/day) study completed in 16 subjects at 5 centers • Primary objective of safety and tolerability in all dose groups demonstrated • Potential dose response seen with respect to diarrhea, nausea and vomiting and the assessment of enteritis • Incidence of diarrhea lower compared to published historical control data in this patient population
Development Plan	• Phase 1/2 study supported in large part by $510,000 NCI SBIR Grant • Design Phase 2a randomized, double-blind, placebo-controlled protocol with Scientific Advisory Board and FDA 2H 2012 • Submit NIH SBIR grant for continued financial support of program 2012

SGX203 - Pediatric Crohn's Disease

Opportunity	• Inflammation that can affect GI tract from the mouth to the colon • Over 200,000 children/adolescents with Crohn's disease worldwide – 50% have disease proximal to terminal ileum • ~ 80% treated with steroids off-label as first-line therapy; adrenal suppression and resultant growth retardation of particular concern • Remicade® only approved product in pediatric Crohn's disease – used in 30% within first year of diagnosis; however, safety concerns – Black Box warning – potential malignancy: T cell lymphoma • FDA Orphan Drug Designation granted • Remains an area of unmet medical need – *topical steroid option for 50% of children with disease proximal to terminal ileum disease required*
SGX203 Profile	• Two pill immediate and delayed release proprietary formulation of oral beclomethasone (BDP) • No major side effects seen in previous clinical trials (~350 treated)
Development Plan	• Design Phase 2a protocol with Scientific Advisory Board 1H 2012 • Pre-IND meeting with FDA to review study design and general investigational plan 1H 2012 • Submit IND and initiate clinical trial 2H 2012 • Submit NIH and Orphan grants to support clinical development 2012/13

SGX203 - Targeted Approach to GI Inflammation

Two-Pill System

- Each tablet contains 1 mg BDP
- 1 Immediate Release (IR) tablet designed to release in the upper GI tract and 1 Delayed Release (DR) tablet designed to release in the lower GI tract



Diagram showing dispersion of IR tablet in the stomach





Diagram showing dispersion of IR and DR tablets in small intestine

Vaccine/BioDefense



Addressing Critical Concerns for Industry and Government



Vaccines/BioDefense Business Model


Soligenix Vaccine/ BioDefense Division
ThermoVax™ Heat Stabilization Platform
BioDefense Vaccines
OrbeShield™ (Oral BDP Therapeutic)
Infectious Disease Vaccines
BioDefense Vaccines
RiVax™ Ricin Vaccine
VeloThrax™ Anthrax Vaccine
Gastrointestinal Acute Radiation Syndrome (GI ARS)

ThermoVax™ Vaccine Thermostability Platform

Opportunity

- World Health Organization reports 50% of all vaccine doses globally are wasted due to excursions from required cold chain temperature ranges
- Aluminum-adjuvanted vaccines often require strict adherence to 2-8ºC
- Potential savings from elimination of cold chain costs and related product losses would significantly increase profit potential of vaccines, especially in third world/emerging markets

ThermoVax™ Profile

- Dried vaccine with desirable physical and immunogenic characteristics
- Improved stability and shelf-life at temperatures exceeding 40ºC
- Positive *in vitro* and *in vivo* Proof-of-Concept (POC) demonstrated with aluminum-adjuvanted ricin toxin vaccine (RiVax™)
- Aluminum salt adjuvants most widely employed adjuvant technology
- Potential for development of multivalent or combination vaccines (e.g., combination ricin-anthrax vaccine)
- Potential applicability to a number of other immuno-stimulatory compounds that would benefit from the effectiveness of subunit vaccines
- Potential to extend or create patent protection with partnered products

Development Plan

- Under current $9.4 million NIH grant, continue development of thermostable formulations of our RiVax™ and VeloThrax™ anthrax vaccines
- Complete *in vitro* and *in vivo* RiVax™ and VeloThrax™ POC studies 2H2012
- Establish partnerships with companies developing and/or marketing aluminum-adjuvanted vaccines interested in eliminating cold chain requirements for products
- Conduct feasibility POC studies with other adjuvanted vaccines and/or multivalent combinations

ThermoVax™ - Proof of Concept Data

Positive results continue to accrue

Physical parameters

RiVax™	Incubation condition	0 days	1 week	1 Month	3 month
Freeze Dried	4°C	100%	100%	100%	100%
	40°C	100%	100%	100%	100%
Liquid Suspension	4°C	100%	57%	<20%	<20%
	40°C	100%	<10%	<10%	ND

Immunogenicity

RiVax™	Incubation condition	0 days	1 week	1 month	3 month
Freeze Dried	4°C	Control potency level (100%)	100%	100%	100%
	40°C	100%	100%	100%	100%
Liquid Suspension	4°C	100%	ND	100%	100%
	40°C	100%	<10%	<10%	ND

Ricin – Evolution Of A Threat

- 2011 - al-Qaeda of Yemen threat to use ricin around explosive devices
- 2010 - al-Qaeda threat to poison food supplies with ricin toxin and cyanide
- 2008 - Roger Bergendorff in coma after ricin exposure in Las Vegas Motel
- 2007- Ricin highlighted in FBI terrorism report as top bioterror threat along with Anthrax
- 2004 - Reports of ricin in Afghanistan/Al Qaeda
- 2004 – US Senate closed - Ricin detected in mail sent to Senate Majority Leader Bill Frist
- 2003 – Secret Service intercepted a letter contaminated with ricin addressed to the White House
- 2002 – Kenneth Olson arrested and sentenced 13 years for producing ricin
- 1995 – Thomas Lewis Lavy arrested for possession of 130 g ricin while crossing into Canada from Alaska
- 1991 – Minnesota Patriots Council found with 0.7 g ricin; arrested and convicted
- 1978 – Umbrella Assassination in London of Bulgarian dissident Georgi Markov
- 1940s – weaponized by UK military "Compound W"

RiVax™ – Ricin Toxin Vaccine

Opportunity	• Category B countermeasures against ricin exposure of rising interest by US government due to recent Terrorist threats and ease of castor bean procurement and production • Interest evidenced by Dept. of Defense's recent RFI for vaccines against ricin exposure entitled, "Development of Ricin Vaccine to FDA Approval" • Potential to be first approved ricin toxin vaccine; only one other developer in the field
RiVax™ Profile	• RiVax™ the subject of over $25M to date from NIH for ricin toxin vaccine development • Phase 1a study demonstrated safety and induction of antibodies specific for the toxin • Phase 1b study demonstrated safety (awaiting efficacy results) • Ricin A chain induces protective immunity in the rodent model; vaccine effectiveness in rodent models against all routes of toxin exposure: aerosol, gastrointestinal, and parenteral (injection) • Produced as an aluminum-adsorbed vaccine and stable for greater than one year in rodent potency model • Non-human primate pilot efficacy studies demonstrate induction of neutralizing antibodies and protection • Well characterized manufacturing process, with a cGMP run conducted at the 100 Liter fermentation scale
Development Plan	• Under current $9.4 million NIH grant, continue to develop RiVax™ - Seek additional development grants/contracts 2012 • Evaluate additional adjuvants for more rapid onset immunity of RiVax™ 2H 2012 • Establish multivalent or combination vaccine POC (e.g., combination ricin-anthrax vaccine) 2H 2012

Anthrax – Evolution Of Threat

- 2007 – Confirmed al-Qaeda interest in anthrax development at Tribunal Hearing
- 2007 – Anthrax highlighted in FBI terrorism report as top bioterror threat along with ricin
- 2001 – Anthrax attacks via US mail – 5 people dead
- 1998 – U.S. Secretary of Defense William Cohen approves anthrax vaccination for military
- 1991 – US troops vaccinated before Gulf War
- 1979 – Accidental release of anthrax spores from Sverdlovsk military facility in USSR causes 68 deaths
- 1972 – International Treaty banning biological weapons
- 1970 – Anthrax vaccine approved by FDA
- 1970 – Richard Nixon orders end to production of biological weapons in US
- 1960 – Iowa State produces virulant “Ames strain” later sold in many parts of world
- 1943s – Anthrax weaponized by US and Soviet Union as part of biological weapons programs

VeloThrax™ – Anthrax Vaccine

Opportunity

- Category A countermeasures against anthrax exposure clear interest to US/World governments
- More than $4 billion spent to date on vaccines and therapeutics with recent proposal request by BARDA indicating continued area of unmet medical need

SGX204 Profile

- Proprietary DNI (dominant negative inhibitor) anthrax rPA (recombinant protective antigen) initially developed at Harvard University
- Hyper-immunogenic derivative of PA – potential for more rapid onset immunity in two or fewer doses
- Pre-exposure prophylactic or post-exposure vaccine
- Long-term stability of rPA established at 7 years
- Toxicology/pharmacology package in rats, rabbits and nonhuman primates
- Preclinical Proof-of-Concept (POC) studies demonstrating enhanced immunogenicity
- Well characterized cGMP manufacturing at 500-1000 Liter fermentation scale

Development Plan

- Under current $9.4 million NIH grant, continue to develop VeloThrax™ - Seek additional development grants/contracts 2H 2012
- Evaluate additional adjuvants for more rapid onset immunity of VeloThrax™ 2H 2012
- Establish multivalent or combination vaccine POC (e.g., combination ricin-anthrax vaccine) 2H 2012

OrbeSheild™ – GI Acute Radiation Syndrome

Opportunity

- Category A countermeasures against radiation exposure of clear interest to US/World governments
- More than $600 million spent to date on therapeutics against radiation injury with recent funding activity indicating continued area of unmet medical need
- Interest in OrbeShield™ evidenced at recent meetings with NIH and BARDA

SGX202 Profile

- Two pill immediate and delayed released proprietary formulation of oral beclomethasone dipropionate (BDP)
- Demonstrated statistically significant *survival* results at 2 hr and 24 hr post-exposure versus controls in canine model of GI ARS
- Multiple commercial scale cGMP batches manufactured with long-term controlled room temperature stability
- Oral BDP a "re-purposed" drug within BARDA jurisdiction and a specific target of interest
- Safety profile well established; BDP used for 35 years in commercial drug products for asthma, rhinitis, psoriasis
- No major side effects seen in previous clinical trials (~350 treated)

Development Plan

- Initial dog studies conducted at the Fred Hutchinson Research Center under $1M NIH grant award
- Pre-IND meeting with FDA to review development plan 2H2012
- Seek additional development grants/contracts 2012

GI Recovery from Acute Radiation Injury in Established Beagle Dog Model

Survival after 12 Gy TBI (0.7 Gy/min)

Treatment Group	n	Median Survival	p value vs. control
Controls	4	8 days	n/a
OrbeShield™ (2 HR after TBI)	6	100 days	0.04
OrbeShield™ (24 HR after TBI)	6	87 days	0.048

Worldwide Market Potential



$ Millions
500
450
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100
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$200
$300
$60
$175
$500
$450
SGX203 Pediatric Crohn's Disease
SGX201 Acute Radiation Enteritis
ThermoVax™ Vaccine Heat Stabilization Platform
RiVax™ Ricin Vaccine
VeloThrax™ Anthrax Vaccine
OrbeShield™ GI Acute Radiation Syndrome

Assumptions

Pediatric Crohn's Disease
- 80,000 Patients US
- 80,000 Patients EU

Acute Radiation Enteritis
- 50,000 Patients US
- 50,000 Patients EU

ThermoVax™
- Assumes 2 sublicense deals

RiVax™ Ricin Vaccine
- Assumes 3 year procurement order of $175 million

VeloThrax™ Anthrax Vaccine
- Assumes 4 year procurement order of $500 million

OrbeShield™ GI ARS
- Assumes 3 year procurement order of $450 million

Milestone Events - Past & Future

2011 Completed	✓ Execution of ThermoVax™ vaccine thermostability license with UC – subject of $9.4 million NIH grant ✓ Completed $30 million EU partnership with Sigma-Tau for orBec® ✓ Positive results of OrbeShield™ in preclinical model of GI ARS ✓ Stopped enrollment following DSMB recommendation to halt confirmatory Phase 3 trial of orBec® in GI GVHD for futility ✓ Jerry Zeldis, MD (Celgene) and Keith Brownlie, CPA (E&Y) join Board ✓ Secured rights to VeloThrax™ anthrax vaccine from Harvard
1H 2012	✓ Positive long-term stability results with VeloThrax™ ✓ Positive POC results of ThermoVax™ at elevated temp stability ✓ Preliminary results of Phase 1/2 study with SGX201 in radiation enteritis ✓ Additional pre-clinical data with OrbeShield™ ✓ Establish 3 month thermostability with RiVax™
2H 2012	• Establish 6 month thermostability with RiVax™ • Announce thermostability with VeloThrax™ • Announce results of RiVax™ Phase 1b study • Establish ThermoVax™ partnership • New BioDefense grant proposal award • IND Clearance and Initiate Phase 2a study of SGX203 in Pediatric Crohn's disease
1H 2013	• Announce results of Phase 2a study of SGX203 in Pediatric Crohn's • IND Clearance and Phase 1 study initiation of VeloThrax™ anthrax vaccine



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